Exhibit 31.1

               CERTIFICATIONS

     I, S. Emerson Lybbert, certify that:

          1.   I have reviewed this annual report on Form 10-KSB of TGFIN

               Holdings, Inc.;

          2.   Based upon my knowledge, this report does not contain

               any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made,

               not misleading with respect to the period covered by this

               report;

          3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly

               represent in all material respects the financial condition,

               results of operations and cash flows of the Registrant as of,

               and for, the periods presented in this report;

          4.   The registrant's other certifying officers and I are

               responsible for establishing and maintaining disclosure

               controls and procedures (as defined in Exchange Act Rules

               13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and

               15d-15(f))14 and 15d-14) for the registrant and have:

               a)   designed such disclosure controls or caused such internal

               control over and procedures to be designed under out

               supervision, and procedures to ensure that material

               information relating to the registrant, including its

               consolidated subsidiaries, is made known to us

               by others within those entities, particularly during the

               period in which this report is being prepared;

b)  designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of the registrant's

 disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as  of the end of the period covered by this report based on such evaluation; and

d)   disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

          5.   The registrant's other certifying officers and I have

               disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and to the audit committee of registrant's board of directors

               (or persons performing the equivalent functions):

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)   any fraud, whether or not material, that involves

management or other employees who have a significant role

in the registrant's internal controls over financial

               reporting.

Chairman of the Board and

     /s/ S. Emerson Lybbert         Chief Executive Officer

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         S. Emerson Lybbert